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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 9, 2007

                              AUDIOVOX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        0-28839                                          13-1964841
(Commission File Number)                      (IRS Employer Identification No.)


180 MARCUS BOULEVARD, HAUPPAUGE, NEW YORK                      11788
(Address of Principal Executive Offices)                     (Zip Code)

                                 (631) 231-7750
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))



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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 9, 2007, Audiovox Corporation (the "Company") issued a press release announcing its earnings for the three and nine months ended November 30, 2006. A copy of the release is furnished herewith as Exhibit 99.1.


ITEM 8.01 OTHER EVENTS

On January 10, 2007, the Company held a conference call to discuss its financial results for the three and nine months ended November 30, 2006. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.2.

The information furnished under Items 2.02 and 8.01, including Exhibits 99.1 and 99.2, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.





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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        AUDIOVOX CORPORATION (Registrant)



Date:    January 10, 2007               By: /s/ Charles M. Stoehr
                                            ---------------------------
                                            Charles M.  Stoehr
                                            Senior Vice President and
                                              Chief Financial Officer



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                                  EXHIBIT INDEX




   EXHIBIT NO.          DESCRIPTION


       99.1 Press Release, dated January 9, 2007, relating to Audiovox Corporation's earnings release for the three and nine months ended November 30, 2006 (filed herewith).


       99.2 Transcript of conference call held on January 10, 2007 at 10:00 am (filed herewith).






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